UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2023

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10222 Barnes Canyon Road, Bldg. #2
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

During the week of January 9, 2023, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) will be attending meetings with investors, analysts and others at the 41st annual J.P. Morgan Healthcare Conference, which is taking place in San Francisco, CA from January 9-12, 2023. Scott Struthers, Ph.D., Founder & Chief Executive Officer of Crinetics, will present a company update on Wednesday, January 11th at 3:00 pm Pacific Time. A live audio webcast of Dr. Struthers’ presentation may be accessed on the Events section of the Company’s website or directly on the J.P. Morgan virtual meeting platform. During the presentation, the Company will reference the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The presentation will feature an overview of Crinetics’ key priorities and anticipated milestones for 2023. These include:

•
The continued advancement of the Phase 3 PATHFNDR-1 and PATHFNDR-2 trials of once-daily oral paltusotine in acromegaly. The trials remain on track for topline data readouts in the third and fourth quarters of 2023, respectively. If successful, Crinetics plans to submit data from the two studies to regulatory authorities in support of applications seeking approval for the use of paltusotine for all acromegaly patients who require pharmacotherapy, including untreated patients and those switching from other therapies.
•

Efforts to further increase commercial readiness so that the Company can rapidly provide patients with acromegaly with broad access to once-daily oral paltusotine, if approved.
•

The continued advancement of the Phase 2 trial of paltusotine in carcinoid syndrome, which remains on track for topline data in the second half of 2023.
•

Building off proof-of-concept Phase 1 results for CRN04894, an investigational adrenocorticotropic hormone (ACTH) antagonist, with the initiation of clinical trials in ACTH-dependent Cushing’s syndrome and congenital adrenal hyperplasia. Both studies are expected to begin in the first half of 2023.
•
Building off proof-of-concept Phase 1 results for CRN04777, an investigational, oral somatostatin receptor type 5 (SST5) agonist being developed as a treatment for congenital hyperinsulinism.
•

The continued preclinical evaluation of investigational, oral small molecule parathyroid hormone receptor antagonists to identify a candidate for advancement into clinical trials. Initial target indications for this program may include primary hyperparathyroidism and hypercalcemia of malignancy, with potential opportunities in chronic kidney disease also being evaluated.
•
Leveraging the company’s leading G-protein-coupled receptor (GPCR) drug discovery platform to generate and develop additional small molecule new chemical entities (NCEs) with the potential to address unmet needs in indications such as nonfunctional pituitary adenomas, polycystic kidney disease, metabolic diseases and Graves’ Disease (including thyroid eye disease).

The Company’s updated corporate presentation has been posted to the Company’s website, www.crinetics.com . The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating the Company’s website or through other public disclosure.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding the plans and timelines for the clinical development of paltusotine, CRN04777 and CRN04894, including the therapeutic potential and clinical benefits thereof; the expected timing of topline data from the ongoing Phase 3 clinical trials of paltusotine in acromegaly and Phase 2 trial of paltusotine in carcinoid syndrome; plans to submit data from the ongoing Phase 3 clinical trials of paltusotine in acromegaly to regulators in support of applications seeking approval for the use of paltusotine in acromegaly patients; the expected timing of the initiation of studies of CRN04894 in ACTH-dependent Cushing’s syndrome and congenital adrenal hyperplasia; plans to continue evaluation of investigational, oral small molecule parathyroid hormone receptor antagonists to identify a candidate for advancement into clinical trials; and plans to generate and develop additional small molecule new chemical entities with the potential to address nonfunctional pituitary adenomas, polycystic kidney disease, metabolic diseases and Graves’ Disease. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this report and are subject to a number of risks, uncertainties and assumptions, including, without limitation, topline data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; the company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies; regulatory developments in the United States and foreign countries; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and Crinetics’ drug candidates may not advance in development or be approved for marketing; Crinetics may use its capital resources sooner than expected; any future impacts to our business resulting from the conflict between Russia and Ukraine or other geopolitical developments outside our control; and the other risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic reports, including its annual report on Form 10-K for the year ended December 31, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	January 9, 2023	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)